SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               ---------------



                                   FORM 8-K



                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



                                April 24, 2002
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               Date of Report (Date of Earliest Event Reported)




                                  EXDS, Inc.
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            (Exact name of Registrant as specified in its charter)



        Delaware                          0-23795                 77-0403076
--------------------------       -------------------------    -----------------
(State of Incorporation)         (Commission file number)      (I.R.S. Employer
                                                             Identification No.)



                        2831 Mission College Boulevard
                        Santa Clara, California 95054
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         (Address of principal executive offices, including zip code)


                                (408) 346-2200
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             (Registrant's telephone number, including area code)




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ITEM 5: OTHER EVENTS.

Second Amended Disclosure Statement
-----------------------------------

         On April 24, 2002, EXDS, Inc., f/k/a Exodus Communications, Inc. (the "Company") and certain of its subsidiaries (the "Debtor Affiliates") filed a Second Amended Disclosure Statement With Respect to Second Amended Joint Plan of Reorganization of EXDS, Inc. and its Debtor Affiliates (the "Second Amended Disclosure Statement") with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), including the Second Amended Joint Plan of Reorganization of EXDS, Inc. and its Debtor Affiliates (the "Second Amended Plan"), which Second Amended Plan is attached as Exhibit A to the Second Amended Disclosure Statement. A copy of the Second Amended Disclosure Statement, including the Second Amended Plan attached as Exhibit A thereto, is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Second Amended Disclosure Statement was approved by the Bankruptcy Court on April 24, 2002. The Company has commenced the solicitation of votes of its creditors for approval of the Second Amended Plan.

         As previously disclosed in the Company's Current Reports on Form 8-K filed on March 27, 2002 and April 17, 2002, respectively, pursuant to the terms of the Second Amended Plan, upon confirmation of the Second Amended Plan, the Company's common stock shall be cancelled and the holders of the Company's common stock shall not be entitled to, and shall not, receive or retain any property or interest in property on account of such common stock. Accordingly, holders of the Company's common stock will not receive any amounts with respect to their shares. The Second Amended Plan specifies estimated recovery amounts allocated to the holders of the Company's senior notes, subordinated notes and unsecured claims. There can be no assurance of the amount, if any, that the holders of the Company's senior notes, subordinated notes and unsecured claims will ultimately receive.

         The confirmation hearing for the Second Amended Plan is scheduled to take place on May 30, 2002. There can be no assurance that the Second Amended Plan will be confirmed at such time.

         For a summary of the entire Second Amended Plan, reference is made to the Second Amended Disclosure Statement (including the full text of the Second Amended Plan attached as Exhibit A thereto), which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

March 2002 Monthly Operating Reports
------------------------------------

         Attached hereto as Exhibit 99.1 and incorporated herein by reference are Monthly Operating Reports filed with the Bankruptcy Court by the Company and the Debtor Affiliates on May 1, 2002 for the month ended March 31, 2002. A copy of Summary of Cash Accounts originally filed with the Bankruptcy Court as part of the Monthly Operating Reports has been omitted.

         The Company intends to file with the Securities and Exchange Commission additional Monthly Operating Reports as soon as practicable after such reports are filed with the Bankruptcy Court.

         THE MONTHLY OPERATING REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS. The Monthly Operating Reports are in a format prescribed by applicable bankruptcy laws, include only those entities listed above and do not present the total consolidated financial results of the Company and its domestic and foreign subsidiaries. The Monthly Operating Reports also contain information for periods different from those required in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). This information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in any Monthly Operating Report should not be viewed as indicative of future results.


ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Financial Statements of Businesses Acquired.

              Not Applicable.

         (b)  Pro Forma Financial Information.

              Not Applicable.

         (c)  Exhibits.


Exhibit No.       Description of Exhibit

2.1 Second Amended Disclosure Statement With Respect to Second Amended Joint Plan of Reorganization of EXDS, Inc. and its Debtor Affiliates (including the Second Amended Joint Plan of Reorganization of EXDS, Inc. and its Debtor Affiliates, which Second Amended Plan is attached as Exhibit A thereto).

99.1 Monthly Operating Reports for the month ended March 31, 2002 of EXDS, Inc., f/k/a Exodus Communications, Inc., EXDS
                  (AISI), Inc., f/k/a American Information Systems, Inc., EXDS (ASI), Inc., f/k/a Arca Systems, Inc., EXDS (CTSI), Inc., f/k/a Cohesive Technology Solutions, Inc., EXDS
                  (GCI), Inc., f/k/a GlobalCenter Inc., EXDS (GCHC), Inc., f/k/a GlobalCenter Holding Co., EXDS (KLI), Inc., f/k/a Keylabs, Inc., Planet, Inc., and EXDS (SMI), Inc., f/k/a Service Metrics, Inc.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: May 3, 2002

                                             EXDS, INC.


                                             By:       /s/  Joseph Stockwell
                                                 -----------------------------
                                                 Name:  Joseph Stockwell
                                                 Title: Chief Executive Officer

                                EXHIBIT INDEX

2.1 Second Amended Disclosure Statement With Respect to Second Amended Joint Plan of Reorganization of EXDS, Inc. and its Debtor Affiliates (including the Second Amended Joint Plan of Reorganization of EXDS, Inc. and its Debtor Affiliates, which Second Amended Plan is attached as Exhibit A thereto).

99.1 Monthly Operating Reports for the month ended March 31, 2002 of EXDS, Inc., f/k/a Exodus Communications, Inc., EXDS
                  (AISI), Inc., f/k/a American Information Systems, Inc., EXDS (ASI), Inc., f/k/a Arca Systems, Inc., EXDS (CTSI), Inc., f/k/a Cohesive Technology Solutions, Inc., EXDS
                  (GCI), Inc., f/k/a GlobalCenter Inc., EXDS (GCHC), Inc., f/k/a GlobalCenter Holding Co., EXDS (KLI), Inc., f/k/a Keylabs, Inc., Planet, Inc., and EXDS (SMI), Inc., f/k/a Service Metrics, Inc.